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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 9, 1998
                                                --------------------------------

                           Biochem International Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                        0-10005                39-1272816
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(State or other                     (Commission                   (IRS Employer
jurisdiction of                     File Number)                  Identification
incorporation)                                                    Number)


N7 W22025 Johnson Road, Waukesha, Wisconsin                       53186
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code       (414) 542-3100
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N/A
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(Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

        On October 9, 1998, the registrant entered into an Agreement and Plan of Reorganization (the "Merger Agreement") by and among the registrant, Smiths Industries, Inc., a Florida corporation ("Buyer"), BCI Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Buyer, Smiths Industries plc, a corporation organized under the laws of England and Wales, David H. Sanders, individually, David H. Sanders, as Trustee of the David H. Sanders Revocable Trust U/A dated April 9, 1982, and Ruth Dunbar Davee, as Successor Trustee of the Ken M. Davee Trust U/A dated August 16, 1990.

        The aggregate consideration to be received by the stockholders of the registrant in connection with the merger will be $83,000,000. Based on the registrant's current outstanding capitalization, the merger consideration will provide a price of approximately $6.28 per share to the registrant's stockholders. The merger consideration will be paid by Buyer entirely in cash.

         The registrant is preparing to take the actions necessary to consummate the merger in accordance with applicable laws and its governing documents, including, without limitation, to call, give notice of, convene and hold a meeting of its stockholders to consider and vote upon the approval and adoption of the Merger Agreement and the transactions contemplated thereby and to make all required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The registrant is currently preparing to file an Information Statement and Notice of Appraisal Rights relating to the merger transaction with the United States Securities and Exchange Commission (the "SEC").

         Provided that various conditions to the obligations of all of the parties to the Merger Agreement to close the merger transaction will be satisfied or waived, the meeting of the registrant's stockholders and the closing of the merger transaction is currently expected to take place in late November or early December of this year.

         Additional detail relating to the terms and conditions of the Merger Agreement will be provided to the registrant's stockholders in the Information Statement and Notice of Appraisal Rights, which the registrant anticipates will be filed with the SEC in preliminary form shortly.

                            [signature page follows]

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        BIOCHEM INTERNATIONAL INC.
                                        (Registrant)


DATE:  October 14, 1998                 By: /s/ David H.Sanders
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                                        Name:  David H. Sanders
                                        Title: Chairman